UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2015

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

757 Third Avenue, Suite 2018 New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 376-5776

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03        Material Modification to Rights of Security Holders.

The Board of Directors of Relmada Therapeutics, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-5 (the “Reverse Stock Split”). On August 10, 2015, the Company issued a press release announcing the Reverse Stock Split and FINRA’s approval thereof. A copy of the press release is filed herewith as Exhibit 99.1.

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected in connection with the Company’s intent to apply to list the Common Stock on the NASDAQ Capital Market. As of the date of this report, the Common Stock is quoted for trading on the OTC Markets Inc. OTCQB Marketplace and has not been approved for listing on the NASDAQ Capital Market or any other securities exchange, and any such listing may never occur.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number.  The Reverse Stock Split will become effective with FINRA and in the marketplace on August 12, 2015 (the “Effective Date”), at which time the Common Stock will begin trading on a split-adjusted basis. On the Effective Date, the trading symbol for the Common Stock will change to “RLMDD” for a period of 20 business days, after which the final “D” will be removed from the Company’s trading symbol, which will revert to the original symbol of “RLMD”. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 75955J 204.

Split Adjustment; Treatment of Fractional Shares.  On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 5, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 5 and multiplying the exercise or conversion price thereof by 5, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities.

Certificated and Non-Certificated Shares.  Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Empire Stock Transfer, at the address set forth below. Empire Stock will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

Empire Stock Transfer

1859 Whitney Mesa Drive

Henderson, NV 89014

Nevada State Filing.  The Reverse Stock Split was effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada on August 4, 2015, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. The Certificate will become effective on the Effective Date. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split. A copy of the Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required.  Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of Common Stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with these requirements.

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Capitalization.

As of August 6, 2015, the Company was authorized to issue 500,000,000 shares of Common Stock, there were 53,891,216 and 358,362 shares of common stock and Class A redeemable preferred stock issued and outstanding, respectively, and there were 3,700,691 shares of common stock reserved for issuance pursuant to options, warrants and other convertible securities. As a result of the reverse stock split and immediately following the effect of the reverse stock split, the Company will be authorized to issue 100,000,000 shares of common stock; there will be 10,778,243 and 71,672 shares of common stock and Class A redeemable preferred stock issued and outstanding (subject to adjustment due to the treatment of fractional shares) and there will be 740,138 shares of common stock reserved for issuance pursuant to options, warrants and other convertible securities (subject to adjustment due to the treatment of fractional shares). The reverse stock split will have no effect on the par value of the common stock or Class A redeemable preferred stock. All outstanding options and warrants have been given effect to reflect the 1 for 5 reverse stock split.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Change of Relmada Therapeutics, Inc. dated August 4, 2015
99.1	Press Release of Relmada Therapeutics, Inc., dated August 10, 2015

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties and assumptions, such as statements regarding the Company’s plans to list the Common Stock on the NASDAQ Capital Market. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors, including, without limitation, the results of the review by The NASDAQ Stock Market of the applicable transactions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions and projections, which could prove to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company’s 424(b)(3) Prospectus filed with the Securities and Exchange Commission on December 31, 2014 contains additional risk factors that may cause actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K, and you should carefully consider the risks and uncertainties described in that Quarterly Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2015	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer

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